UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 4, 2019

Newmont Mining Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle, Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 4, 2019, Newmont Mining Corporation (the “Company”) announced the appointment of Rob Atkinson, age 50, to the role of Executive Vice President and Chief Operating Officer, effective June 1, 2019.  Mr. Atkinson will be taking over the duties of Chief Operating Officer from Tom Palmer, who is currently serving as President and Chief Operating Officer.  Mr. Atkinson will oversee the Company’s global operations, projects, and health, safety and security teams.  As previously announced, Mr. Palmer will remain President until he succeeds Gary Goldberg to become President and Chief Executive Officer following Mr. Goldberg’s retirement in the fourth quarter of 2019.

Mr. Atkinson has 25 years of mining industry experience. Most recently, Mr. Atkinson served as Head of Productivity and Technical Support for Rio Tinto since 2016. Prior to that, from 2013 to 2016, Mr. Atkinson served as Chief Operating Officer for Rio Tinto’s portfolio of copper interests in Mongolia, the US, Chile and Indonesia. From 2008 to 2013, he led ASX-listed Energy Resources of Australia as Chief Executive and Director. Previously, from 2005 to 2008, Mr. Atkinson served as General Manager of Weipa Bauxite, one of the world’s largest bauxite operations. During his tenure with Rio Tinto, Mr. Atkinson oversaw the establishment of three technical centers of excellence, including Surface Mining, Underground Mining and Processing. Mr. Atkinson also has extensive operational experience in iron ore and surface and underground coal mining. He holds a 1st Class Honors Bachelor’s degree in Mining and Petroleum Engineering from Strathclyde University in Scotland.

In the Executive Vice President and Chief Operating Officer position with the Company, Mr. Atkinson will have a base salary of $735,000, and be eligible for annual short-term incentives (cash bonus) and long term incentives (equity bonus) pursuant to the terms of the Senior Executive Compensation Program of the Company at the E3 level.  Mr. Atkinson’s cash bonus incentives and long-term incentives will be delivered according to the Company’s incentive programs as described in the Company’s 2018 Annual Proxy Statement, dated March 9, 2018.  For Mr. Atkinson, the long-term equity bonus incentives include both Performance-Leveraged Stock Units (“PSUs”) at target level of 227% of base salary and Restricted Stock Units (“RSUs”) at target level of 113% of base salary.  The PSU and RSU awards will be delivered according to the terms of the Company’s Senior Executive Compensation Program.  Mr. Atkinson will be eligible for other executive benefits as described in the Company’s 2018 Annual Proxy Statement, dated March 9, 2018, and will also be eligible for the Executive Change of Control Plan and the Executive Severance Plan of the Company.

He will also receive a relocation stipend of $140,000 net of tax for each of his first and second years of employment to address relocation and expenses, and tax consultation benefits to support tax filing requirements over multiple countries.  It is expected that Mr. Atkinson will also receive sign-on compensation to address compensation forfeited due to his departure from his previous employer, which, once finalized, will be disclosed by the Company in a subsequent filing.

There is no other arrangement or understanding between Mr. Atkinson and any other persons pursuant to which he was appointed as the Executive Vice President and Chief Operating Officer of the Company.  Mr. Atkinson does not have a family relationship with any member of the Board of Directors or any executive officer of the Company, and Mr. Atkinson has not been a participant or had any interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

ITEM 8.01 OTHER EVENTS.

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements:

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this Current Report on Form 8-K may include, without limitation: (i) statements relating to Newmont’s planned acquisition of Goldcorp (the “proposed transaction”) and the expected terms, timing and closing of the proposed transaction, including receipt of required approvals and satisfaction of other customary closing conditions; (ii) potential of Newmont’s and Goldcorp’s operations, including future improvement and financial condition; (iii) estimates of future production, including expected annual production range; (iv) expectations regarding accretion; (v) estimates of future reserves and resources; (vi) expectations of future dividends and returns to shareholders; (vii) expectations of future balance sheet strength, credit ratings and financial flexibility; (viii) expectations of future plans and benefits. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Goldcorp’s operations and projects being consistent with current expectations and mine plans, including without limitation receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Goldcorp operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar or the Canadian dollar to the U.S. dollar, as well as other exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, lead and oil; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; and (viii) other planning assumptions. Risks relating to forward looking statements in regard to the Company’s business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Newmont’s and Goldcorp’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Newmont’s and Goldcorp’s ability to obtain the approval of the proposed transaction by their shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the arrangement agreement; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; risks relating to the value of Newmont Common Stock to be issued in connection with the transaction; the anticipated size of the markets and continued demand for Newmont’s and Goldcorp’s resources and the impact of competitive responses to the announcement of the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s 2017 Annual Report on Form 10-K, filed with the SEC as well as the Company’s other SEC filings, available on the SEC website or www.newmont.com, Goldcorp’s most recent annual information form as well as Goldcorp’s other filings made with Canadian securities regulatory authorities and available on SEDAR, on the SEC website or www.goldcorp.com. Newmont is not affirming or adopting any statements or reports attributed to Goldcorp (including prior mineral reserve and resource declaration) in this Current Report on Form 8-K or made by Goldcorp outside of this Current Report on Form 8-K. Goldcorp is not affirming or adopting any statements or reports attributed to Newmont (including prior mineral reserve and resource declaration) in this Current Report on Form 8-K or made by Newmont outside of this Current Report on Form 8-K. Newmont and Goldcorp do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this Current Report on Form 8-K, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Additional Information about the Proposed Transaction and Where to Find It

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This Current Report on Form 8-K is being made in respect of the proposed transaction involving the Company and Goldcorp pursuant to the terms of an Arrangement Agreement by and among the Company and Goldcorp and may be deemed to be soliciting material relating to the proposed transaction. In connection with the proposed transaction, the Company will file a proxy statement relating to a special meeting of its stockholders with the SEC. Additionally, the Company will file other relevant materials in connection with the proposed transaction with the SEC. Security holders of the Company are urged to read the proxy statement regarding the proposed transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The definitive proxy statement will be mailed to the Company’s stockholders. Stockholders of the Company will be able to obtain a copy of the proxy statement, the filings with the SEC that will be incorporated by reference into the proxy statement as well as other filings containing information about the proposed transaction and the parties to the transaction made by the Company with the SEC free of charge at the SEC’s website at www.sec.gov, on the Company’s website at www.newmont.com/investor-relations/default.aspx or by contacting the Company’s Investor Relations department at jessica.largent@newmont.com or by calling 303-837-5484. Copies of the documents filed with the SEC by Goldcorp will be available free of charge at the SEC’s website at www.sec.gov.

Participants in the Proposed Transaction Solicitation

The Company and its directors, its executive officers, members of its management, its employees and other persons, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s 2017 Annual Report on Form 10-K filed with the SEC on February 22, 2018, its proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 9, 2018 and other relevant materials filed with the SEC when they become available. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the proposed transaction will be set forth in the proxy statement filed with the SEC relating to the transaction when it becomes available. Additional information concerning Goldcorp’s executive officers and directors is set forth in its 2017 Annual Report on Form 40-F filed with the SEC on March 23, 2018, its management information circular relating to its 2018 Annual Meeting of Stockholders furnished to the SEC on Form 6-K on March 16, 2018 and other relevant materials filed with or furnished to the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1	Press release, dated February 4, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newmont Mining Corporation

Date: February 4, 2019	By:	/s/ Logan Hennessey
Logan Hennessey
Vice President, Associate General Counsel and Corporate Secretary